                  VONTOBEL U.S. VALUE FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, 1997, the fund's closing Net Asset Value stood at $16.51 and net assets totaled $203,119,627, v. $69,551,657 at the end of 1996. For the year, the fund produced a total return of 34.3%, vs. 33.4% for the S&P 500 with income. On December 12 the fund paid a per share distribution of $0.67 in income and short-term capital gains and $1.31 in long-term capital gains to shareholders of record as of December 5.

The U.S. equity market experienced three significant corrections and recoveries in 1997 during which we, in effect, put money on the table and took it off again, trimming positions when prices were rising, and investing aggressively in each correction, not, for the most part, by adding new names, but by increasing holdings in the well-managed, predictable businesses that have been our mainstay over the past several years.

We started the year about 70% invested. American Express, Coca-Cola and Hanmi Bank (in Los Angeles' Koreatown) were sold early in the year as price targets were met. In February, we began to build a position in a small insurance company, Commerce Group, that sells auto policies in Massachusetts. Newspaper publisher Knight-Ridder was added, as was Cleveland-Cliffs, an iron ore miner. Insurers Torchmark and Unum were sold as they reached our price targets. In late April, the market experienced its first hiccup of the year and we were able to redeploy about 10% of our cash, principally by adding to existing positions in the portfolio that had sold off in the market decline. Then we hit a dry spell. As the market continued to rise, we found few new names, other than insurer Provident Life, added in mid-July. Meanwhile, we were forced to continue to trim some of our larger positions such as Disney, Gannett and Chubb because they had done well and were more richly priced.

The second market correction occurred in August, during which time the fund regained some ground vis-a-vis the market by falling less than general equities. With our large cash position we added to many existing, now cheaper, names in the portfolio, like American International Group, and revisited Unum, a name sold earlier in the year, and Johnson & Johnson, an equity we had not owned since the demise of the health care reform plan in 1994. However, the correction was so brief that our fantasies of obtaining succulent prices for new positions were shattered in about a week as the market resumed its course upward.

The third and final correction of the year began to unfold in late October as deflationary developments in Asia sparked concerns about the global financial system. During two tumultuous days while the U.S. equity market plummeted, we finally found many of the prices we had been waiting for and began to buy in size. Coca-Cola, for example, at $52, down from our sale earlier in the year at $70, became a 4% position in the fund. Another old faithful from the days of the health care reform scare, Baxter, was added. Easiest of all was using our cash reserve to load up on many of our current favorite positions at attractive prices, such as Fannie Mae, Disney, Orion Capital and Chubb.

During the final month, investors around the world seemed to gravitate toward the apparent safety of the U.S. and, furthermore, exactly toward the kinds of stocks we are predisposed to own in the fund -- the excellent business franchises of Coca-Cola, Disney, etc. Partly due to the trimming of winners in December and partly due to a significant inflow of new money, the fund ended the year less than 60% invested; yet still managed to finish ahead of the market as well as beat 94% of the 611 growth and income funds tracked by Lipper Analytical Services for the year.

At times, 1997 felt like a wild ride, but we at Vontobel are lucky in that we employ an investment approach that we sincerely believe in and that we have consistently nurtured over many years. We know that, over time, our approach works. It works because it makes sense. If not enough sensible investment ideas can be found, cash is the residual, as it was in 1997. Simply stated, if the market offers us enough Cokes, Disneys, Wrigleys and Chubbs at the right prices, we'll be fully invested. If not, then we won't be.

Peering into 1998, we worry about the same things that all the other pundits do. It's been an amazing three years on Wall Street, a fourth would be unprecedented. We're aware that many of our stocks have benefited from a "flight to safety" and that they are far more pricey today than they were a year ago. But we know what we're looking for, and we are resigned to wait patiently for price and opportunity, regardless of the surrounding environment.

Edwin Walczak, Fund Manager
Mark Robertson, Associate Fund Manager
February 9, 1998

Vontobel U.S. Value Fund

                               [GRAPH GOES HERE]

                         US VALUE            S&P 500

3/30/90                  $10,000.00          $10,000.00
12/31/90                 $ 9,010.85          $ 9,714.00
12/13/91                 $12,370.63          $12,270.00
12/31/92                 $14,343.49          $12,817.00
12/31/93                 $15,205.24          $13,722.00
12/31/94                 $15,215.10          $13,510.78
12/31/95                 $21,355.82          $18,588.13
12/31/96                 $25,900.56          $22,857.66
12/31/97                 $34,878.04          $30,482.98

                         Schedule of Portfolio Investments
                             December 31, 1997

   Number
     of                                                                   Market
   Shares                Security                                         Value
  ------                 --------                                       ------

                 COMMON STOCK:                 57.69%


            BANKING:                       3.06%
  56,772    California Center Bank*                          $      958,028
  15,500    Wells Fargo & Co.                                     5,261,281
                                                               ------------
                                                                  6,219,309
                                                               ------------
            BEVERAGES:                     3.66%
 111,500    Coca-Cola                                             7,428,688
                                                               ------------
            FOOD-PROCESSING:               3.65%
  93,200    Wrigley Co.                                           7,415,225
                                                               ------------
            INDUSTRIAL:                    1.11%
  49,000    Cleveland Cliffs                                      2,244,813
                                                               ------------
            INSURANCE - DISABILITY:        5.38%
 111,300    Provident Companies Inc.                              4,298,962
 122,000    UNUM Corp.                                            6,633,750
                                                               ------------
                                                                 10,932,712
                                                               ------------
            INSURANCE-DIVERSIFIED:        10.13%
 137,000    American International                               14,898,750
            Group
  38,000    Esg Re Limited*                                         893,000
  68,200    Horace Mann Educators                                 1,939,437
            Corp.
  76,650    Old Republic                                          2,850,422
            International Corp.
                                                               ------------
                                                                 20,581,609
                                                               ------------
            INSURANCE-PROPERTY/CASUALTY:             8.37%
 137,200    Chubb Corp.                                          10,375,750
 117,800    Commerce Group                                        3,843,225
  60,050    Orion Capital                                         2,788,572
                                                               ------------
                                                                 17,007,547
                                                               ------------
            OTHER FINANCIAL:               8.14%
 263,724    Federal National Mtg.                                15,048,750
  35,400    Federal Home Loan Mtg.                                1,484,588
                                                               ------------
                                                                 16,533,338
                                                               ------------
            MEDICAL:                       4.44%
  75,000    Baxter International                                  3,782,813
  79,500    Johnson & Johnson                                     5,237,062
                                                               ------------
                                                                  9,019,875
            PUBLISHING AND BROADCAST:      6.01%
 102,400    Gannett Co.                                           6,329,600
 113,000    Knight Ridder                                         5,876,000
                                                               ------------
                                                                 12,205,600
                                                               ------------
            RESTAURANTS:                   3.53%
 150,100    McDonald's Corp.                                      7,167,275
                                                               ------------
            RETAIL:                        0.21%
  15,000    Sherwin Williams                                        416,250
                                                               ------------
            TOTAL COMMON STOCKS:
            (Cost: $101,923,788)                                117,172,241
                                                                ------------

Principal                U.S. GOVT. SECURITIES:        24.37%
Amount

   15,000,000            U.S. Treasury Bill                   14,975,835
                         maturity date 01/15/98;
                         4.92%

   15,000,000            U.S. Treasury Note                   15,000,000
                         maturity date 01/31/98;
                         5.625%

    4,000,000            U.S. Treasury Note                    4,007,500
                         maturity date 02/15/98;
                         7.25%

    3,500,000            U.S. Treasury Note                    3,497,812
                         maturity date 03/31/98:
                         5.125%

    4,000,000            U.S. Treasury Note                    4,006,252
                         maturity date 03/31/98;
                         6.125%

    4,000,000            U.S. Treasury Note                    4,006,252
                         maturity date 04/30/98;
                         5.875%

    4,000,000            U.S. Treasury Note                    4,007,500
                         maturity date 05/31/98;            ------------
                         6.00%


                         TOTAL U.S. GOVERNMENT
                         SECURITIES:
                         (Cost: $49,500,246)**                49,501,151
                                                              ------------

                         TOTAL INVESTMENTS:
                        (Cost: $151,424,034)      82.06%            166,673,392
                        Other assets, net         17.94%             36,446,235
                                                ---------           ------------
                        NET ASSETS               100.00%         $  203,119,627
                                               =========           ============

*Non-income producing
**Cost for Federal income tax purposes is $151,424,034 and consists of:

Gross unrealized appreciation                                       $ 15,380,715
Gross unrealized depreciation                                          (131,357)
                                                                    ------------
Net unrealized appreciation                                         $ 15,249,358
                                                                    ============

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997
---------  --------- ---------  --------- ------------ -------------- ---------

ASSETS

Investments at value(identified cost of                         $    166,673,392
$151,424,034)
(Notes 1 & 3)

Cash                                                                  27,321,644
Receivables:
 Dividend                    $        712,162
  and
  interest
 Capital                            9,460,846
stock sold
                                --------------
                                                                      10,173,008
Deferred  organization costs                                              36,413
Other assets                                                               6,199
                                                                  --------------
           TOTAL ASSETS                                              204,210,656

                                                                  --------------
LIABILITIES
Payables:
                                                                         564,321
Investments
purchased
 Capital                                                                 356,205
stock
reaquired
                                                                         128,208
Investment
management fees                                                   --------------
                                                                       1,048,734
Accrued                                                                   42,295
expenses                                                          --------------
TOTAL                                                                  1,091,029
LIABILITIES
                                                                  --------------
NET ASSETS                                                          $203,119,627
                                                                  ==============

NET ASSET
VALUE,
OFFERING
AND
REDEMPTION
 PRICE
PER SHARE ($203,119,627/12,299,226 shares outstanding)                    $16.51
                                                                  ==============


At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in                                                 $187,870,269
capital
 Net
unrealized
appreciation
  of                                                       15,249,358
investments
                                                       --------------
Net Assets                                               $203,119,627
                                                        ==============

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1997

INVESTMENT
INCOME
Income:
 Interest                                                     $1,412,979
 Dividend                                                        895,629
                                                              ------------
     Total                                                    $2,308,608
income                                                        ------------

Expenses:
 Investment
management
   fees                                                         986,164
(Note 2)
 Transfer                                                       133,220
agent fees
(Note 2)

Recordkeeping
and

administrative
  services                                                      255,478
(Note 2)
 Legal and                                                       54,826
audit fees
 Filing fees
and
                                                                 31,885
registration
(Note 2)
 Shareholder
servicing
  and                                                            90,863
reports
(Note 2)
 Custodian                                                       34,457
fees (Note 3)
                                                                 25,765
Amortization
of
organization
cost
 Other                                                           27,209
                                                              ------------
                                                                 1,639,867
  Custodian                                                       (32,735)
fee waiver
  Management                                                     2,025,500
fee waiver
                                                                 ------------
Total                                                            1,584,632
expenses
                                                                 ------------

 Net                                                               723,976
investment
income
                                                                 ------------
REALIZED AND
UNREALIZED
GAIN ON
INVESTMENTS

  Net                                                            20,634,950
realized
gain on
investments
  Net change
in
unrealized
                                                                 8,708,910
appreciation
on
investments
                                                                 ------------
  Net gain                                                       29,343,860
on
investments
                                                                 ------------
  Net
increase in
net assets
                                                                 $30,067,836
resulting
from
operations
                                                                 ============

See Notes to Financial Statements

Statement of Changes in Net Assets

                                      Year ended       Year ended
                                    December 31,     December 31,
                                        1997             1996
                                  ------------     ------------
OPERATIONS
 Net investment                     $      723,976   $       396,316
income
 Net realized gain
   on investments                       20,634,950        11,188,744
 Change in
unrealized
   appreciation
(depreciation)
   of investments                        8,708,910           158,072
  Net increase                        ------------     ------------
   in net assets
resulting
   from operations                      30,067,836        11,743,132

DISTRIBUTION TO
SHAREHOLDERS FROM:
 Net investment
income ($.10 and
  $.19 per                               (687,957)         (468,857)
share)
 Net realized gain
from
  investment
transactions ($1.88
and
  $2.10 per share)                    (12,944,667)       (5,158,503)


CAPITAL SHARE
TRANSACTIONS
 Net increase in
  net assets
resulting
  from capital
share
  transactions*                        117,132,758         8,332,548
  Net increase                        ------------     ------------
   in net assets                       133,567,970        14,448,320
  Net assets at
   beginning of the                     69,551,657        55,103,337
year
                                      ------------     ------------

NET ASSETS at the
end
  of the year                         $203,119,627       $69,551,657
                                       ============     ============

*A summary of capital share transactions follows:

                           Year ended                      Year ended
                           December 31,                    December 31,
                               1997                           1996
                     ---------- -- ------------     ------------ -- ------------
                       Shares         Value            Shares          Value
                     ----------    ------------     ------------    ------------

Shares sold          12,326,479    $203,031,416        5,091,561     $70,799,337
Shares
 reinvested
 from dividend          703,536      11,509,842          397,818       5,485,919
Shares
 redeemed            (5,777,581)   (97,408,500)      (4,602,188)    (67,952,708)
                     ----------    ------------     ------------    ------------
Net increase          7,252,434    $117,132,758          887,191      $8,332,548
                     ==========    ============     ============    ============




See Notes to
Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Year

                                          Years ended December 31,
                                   1997      1996      1995      1994       1993
Per Share Operating
  Performance
Net asset value,
   beginning of year               $13.78     $13.25   $10.26    $12.64   $12.00
Income from investment
   operations-
   Net investment income             0.10       0.17     0.05      0.09     0.16
   Net realized and unrealized
    gain (loss) on investments       4.61       2.65     4.09      1.97     0.56
   Total from investment
      operations                     4.71       2.82     4.14      2.06     0.72
    Less distributions-
   Distributions from net
    investment income                1.95       1.86     0.16      1.82     0.18
   Distributions from realized
    gains on investments            18.60      18.38    19.37     18.32     0.14
   Total distributions              (1.98)     (2.29)   (1.15)    (2.39)  (0.08)
Net asset value, end of year       $16.51     $13.78   $13.25    $10.26   $12.64
Total Return                        34.31%     21.28%   40.36%     0.02%   6.00%
Ratios/Supplemental Data
Net assets, end of year (000)    $203,120    $69,552  $55,103   $29,852  $34,720
Ratio to average net assets-(A)
  Expenses (B)                       1.61%      1.48%    1.65%     1.62%   1.82%
  Expenses-net (C)                   1.58%      1.43%    1.50%     1.62%   1.82%
  Net investment income              0.72%      0.63%    0.38%     0.76%   1.23%
Portfolio turnover rate             89.76%    108.36%   95.93%    98.90% 137.32%
Average brokerage
  commissions per share            $0.0810    $0.0883     -         -         -

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1997, 0.04% in 1996 and 0.06% in 1995.

(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the fund is to achieve long-term capital returns in excess of the broad market by investing in a continuously managed portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. Reorganization costs assumed in the acquisition of Centurion Growth Fund on December 24, 1994 amounted to $90,899 and are being amortized over a period of five (5) years.

E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. VUSA has agreed to reduce its management fee by $22,500 per year for four years commencing January 1, 1995.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $318,571 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services,  Inc.  ("FSI") is the Fund's Transfer and Dividend
Disbursing Agent. FSI received $96,132 for its services for the year ended December 31, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities other than short-term notes aggregated $122,658,332 and $80,694,141, respectively. The Custodian has provided credits in the amount of $32,735 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

Report of Independent Certified Public Accountants

To the  Shareholders  and Board of Directors  of Vontobel  Funds,
Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of Vontobel Funds, Incorporated, including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

              VONTOBEL INTERNATIONAL EQUITY FUND - ANNUAL REPORT 1997


Dear Shareholder:

At December 31, 1997 the fund's closing Net Asset Value stood at $18.15 and net assets totaled $160,820,998, vs. $151,709,751 at the end of 1996. For the year, the fund produced a total return of 9.2%, vs. the 1.8% total return of the MSCI EAFE Index and the 5.4% average total return of the 421 international equity funds tracked by Lipper Analytical Services. On December 12 the fund paid a per share distribution of $0.73 in short-term capital gains and $1.05 in long-term capital gains to shareholders of record as of December 5.

In 1997 excessive valuations throughout Asia translated into a bear market, which to a large extent we were able to avoid due to our earlier recognition of overvaluation in that region. Our sole position in Latin America, Brazil's Brahma, was sold for profit in the fourth quarter. In the developed Asian markets, we further reduced our underweight in Hong Kong throughout the year, while adding to our stake in Australia (National Australia Bank), and cut back our weighting in Japan by 20% in the second half. At year end the fund's regional allocation was as follows: Europe 64.7%, Japan 23.5%, Asia/Pacific 3.5%, and cash 8.3%.

After another year of double-digit gains in local currency in most markets, Europe remains an attractive place to invest. Not only is growth picking up but, like U.S. companies in 1995-96, European corporations are vigorously pursuing the goals of stronger balance sheets, creation of shareholder value, improving ROE's and better corporate governance. Two ongoing trends bode well for the continued good performance of European equity markets. Low inflation has led to falling interest rates, which makes funding of balance sheet debt cheaper than equity for some companies. As a result, share repurchases, common in the Anglo-Saxon world, are gaining ground in continental Europe. Among our portfolio holdings, good examples of companies undertaking share buybacks are Compass, Rentokil, SGL and Vendex, all of which have low P/B ratios, moderate debt and strong free cash flow. The second major trend of the `90's is the accelerated level of mergers and acquisitions throughout Europe. Since companies lack pricing power, acquiring competitors has become a key strategy, which, along with continued cost cutting, will result in an expansion of P/E multiples.

Against a backdrop of uncertainty in Asia, the Japanese market has derated substantially. With a P/E of 29X and P/CF of 11X, it no longer seems outrageously overvalued. Consolidated net profits are expected to rise 18% vs. 38% in the fiscal year ending March 31st, taking into account substantial downward revisions due to the "Asian contagion". Economic data point to gradual expansion, not a return to recession. Companies have strengthened their balance sheets. Banks have started to sell some of their riskiest assets. In the fourth quarter we took the precaution of selling companies that could experience competitive pressures from Korea, like Nippon Steel and Mitsui, a trading company. On the other hand, we increased Nintendo, which has a great franchise in the PC home game market and is trading at a 26% discount to its growth rate. The total return of our investments in Japanese companies was positive despite the market's 30% drop. For this we credit our investment approach, which focuses not purely on top-down factors but also involves rigorous stock-by-stock analysis, with a focus on reliable companies with good track records and leading positions in their industries.

We were for the most part hedged against a rallying US dollar, which exhibited strength against virtually all the major trading currencies of continental Europe and, in the second half, the Japanese yen. Last year again favorable interest differentials made the forward carry points of our hedges very attractive against the spot price. Looking out over the next 12 months, we are cautious in terms of further double-digit appreciation of the U.S. dollar. We are maintaining our hedged position in Japan, and may reverse our currently unhedged position in Europe.

We've been bullish for more than three years and strongly believe that, just as they did last year, good-quality companies with sustainable growth rates will continue to perform well. Earnings are still growing in Europe and Japan, and declining interest rates and strong bond markets provide a buffer for the markets in terms of earnings yield. Nevertheless, at this stage in the cycle of P/E expansion, prudence is our byword. Where there is no margin of safety, we will not invest. On the basis of fundamentals, we believe our stocks should be relatively resilient to an economic downturn in Asia since they do not depend on the elasticity of the economy but are mostly in constant demand, for example, Vendex (temp agency), Elsevier (scientific publishing), Fuji Photo (color film paper), Takeda Chemical (pharmaceuticals), Provident (personal finance), BIC (razors), Aegon (life insurance). Companies like these constitute the core of the fund. They have 15-20 year track records of sticking to their core business, which is reflected in the reliability of their revenues and operating profits year after year. We expect them to continue to generate strong sales and double-digit earnings growth. What's also relevant is that they can be purchased without having to pay a high premium on their underlying valuations.

Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
February 9, 1998

                               [GRAPH GOES HERE]

                         INTERNATIONAL
                         EQUITY FUND         EAFE

07/06/90                 $10,000.00          $10,000.00
12/31/90                 $ 8,708.79          $ 8,564.00
12/31/91                 $10,343.09          $ 9,401.00
12/31/92                 $10,096.62          $ 8,096.00
12/31/93                 $14,216.18          $10,570.00
12/31/94                 $13,460.83          $11,395.53
12/31/95                 $14,927.15          $12,672.97
12/31/96                 $17,461.60          $13,438.45
12/31/97                 $19,066.32          $13,677.79

                       VONTOBEL INTERNATIONAL EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1997



Number of                                                        Market
Shares         Description                                       Value
-----------    ----------------------------------                ---------------

               COMMON STOCKS AND WARRANTS                 91.80%

               Belgium                                     0.76%
       6,700   Barco NV NPV (Engineering)                             $1,227,798
                                                                 ---------------


               Finland                                     0.66%
      20,000   Cultor Oy Ser '2' (Food-Process)                        1,075,393
                                                                 ---------------




               France                                      9.29%
      26,000   Axa S A (Insurance)                                     2,011,830
      34,666   Bic (Consumer Goods)                                    2,530,327
       3,200   Carrefour (Merchandising)                               1,669,519
      48,000   Dassault Systemes SA (Aerospace &                       1,463,488
               Military Technology)
       6,500   Generale des Eaux Wts 5/2/2001 *                            4,417
               (Utility-Water)
       3,200   L'Oreal (Consumer Goods)                                1,252,139
      19,000   Rhone Poulenc SA Ser A (Chemicals)                        851,109
      19,000   Rhone Poulenc SA Wts. *                                    65,349
               (Chemicals)
      40,000   Scor (Reinsurance)                                      1,912,769
       1,738   LDC SA (Food)                                             264,230
      17,315   Total SA Cl B (Oil)                                     1,884,411
      15,135   Valeo (Automotive)                                      1,026,519
                                                                 ---------------
                                                                      14,936,107
                                                                 ---------------


               Germany                                     7.82%
      13,500   Adidas AG  (Consumer Goods)                             1,785,992
      50,000   Bayer AG (Chemicals)                                    1,855,197
       1,400   Bayerische Motoren Werk                                 1,046,693
               (Automobile)
      12,000   CKAG Colonia Konzern AG (Insurance)                     1,147,304
     110,000   Deutsche Lufthansa Regd (Airline)                       2,066,704
      16,500   GEHE AG (Pharmaceutical)                                  834,630
       6,500   SAP AG Pfd. (Computer Software)                         2,110,784
      13,500   SGL Carbon AG (Chemicals)                               1,725,959
                                                                 ---------------
                                                                      12,573,263
                                                                 ---------------


               Great Britain                              19.22%
       1,198   BAA ORD                                                     9,798
               (Transportation-Miscellaneous)
      25,726   British Petroleum PLC Spons ADR                         2,050,041
               (Petroleum)
     130,000   Compass Group (Food-Catering)                           1,599,156
     110,149   CRH Ord (Construction)                                  1,280,608
     210,000   Dixons Group PLC (Retail)                               2,107,299
      92,347   Emi Group PLC (Leisure & Rec.                             770,464
               Products)
      95,000   General Accident ORD (Insurance)                        1,708,455
      55,000   HSBC Holdings ORD (Banking)                             1,427,202
     191,348   Lloyds TSB Group ORD                                    2,489,131
               (Finance-Consumer Loans)
      76,798   Misys PLC (Computer Services)                           2,320,777
     115,000   Norwich Union PLC * (Insurance)                           689,376
     120,000   Norwich Union PLC 144A (Insurance)                        719,349
     151,410   Powerscreen International                               1,529,280
               (Industrial Components)
     134,013   Provident Financial PLC (Financial)                     1,760,770
     440,000   Rentokil Initial PLC (Diversified)                      1,946,986
     110,000   Reuters Holdings (Publishing)                           1,201,379
     330,000   Shell Transport & Trading Regd                          2,314,235
               (Oil)
      91,640   Siebe (Multi-Industry)                                  1,798,534
     121,543   Smiths Industries ORD (Machinery &                      1,692,745
               Engineering)
      42,000   Zeneca Group PLC ORD *                                  1,487,560
               (Medical-Drugs)
                                                                 ---------------
                                                                      30,903,145
                                                                 ---------------


               Ireland                                     3.36%
     200,306   Allied Irish Banks PLC (Banking)                        1,910,370
      36,600   Elan Corp. ADR * (Medical Products)                     1,873,463
     261,812   Greencore Group (Food-Process)                          1,234,063
      45,000   Northern Ireland Electricity PLC                          392,134
               (Utility-Electric)
                                                                 ---------------
                                                                       5,410,030
                                                                 ---------------


               Netherlands                                 7.16%
      20,322   Aegon N V ADR (Insurance)                               1,821,359
      18,554   Aegon NV (Insurance)                                    1,651,589
     140,000   Elsevier NN (Publishing)                                2,264,587
      32,290   Hagemeyer NV (Wholesale &                               1,348,772
               International Trade)
      38,340   Ing Groep NV (Financial Services)                       1,614,720
      50,914   Vendex International NV                                 2,809,664
               (Merchandising)
                                                                 ---------------
                                                                      11,510,691
                                                                 ---------------


               Norway                                      0.46%
      35,000   Smedvig As Sponsored ADR B (Oil)                          735,000
                                                                 ---------------

               Spain                                       0.87%
      20,000   BCO Popular ESP REG (Banking)                           1,397,534
                                                                 ---------------




               Sweden                                      5.78%
      84,700   Assa Abloy Series 'B' (Metal                            2,242,240
               Processors & Fabrication)
     106,666   Astra Ab Ser B Free                                     1,795,092
               (Pharmaceutical)
      35,000   Autoliv Inc (Automotive)                                1,146,250
      45,000   Hennes & Mauritz B Free                                 1,985,455
               (Merchandising)
      22,000   Om Gruppen AB (Financial Services)                        801,493
      28,000   Skandia Forsakrings Ab Free                             1,321,872
               (Multi-line Insurance)
                                                                 ---------------
                                                                       9,292,402
                                                                 ---------------


               Switzerland                                 9.39%
     125,000   Credit Suisse UBS Wts 4/17/98                             966,671
               (Financial)
      14,000   Credit Suisse Group REG (Financial)                     2,165,344
       1,500   Nestle AG REG (Food)                                    2,247,126
       2,800   Pharma Vision * (Pharmaceutical)                        1,738,024
         600   Roche Holding AG Wts 5/05/98 *                             62,825
               (Pharmaceutical)
         410   Roche Holdings Genusscheine DRC                         4,069,977
               (Pharmaceutical)
       2,664   Union Bank of Switzerland Bearer                        3,850,512
               (Banking)
                                                                 ---------------
                                                                      15,100,479
                                                                 ---------------


               Australia                                   1.75%
     201,499   National Australia Bank Ltd                             2,814,337
               (Banking)
                                                                 ---------------




               Hong Kong                                   1.12%
     225,000   Dah Sing FCL Services (Financial                          541,521
               Services)
     180,000   Sun Hung Kai Properties (Real                           1,260,163
               Estate)
                                                                 ---------------
                                                                       1,801,684
                                                                 ---------------


               Japan                                      23.48%
     100,500   Bank of Tokyo-Mitsubishi (Banking)                      1,385,145
     115,000   Bridgestone Corporation (Tire &                         2,491,960
               Rubber)
      65,000   Canon, Inc. (Office Equipment)                          1,513,017
     102,750   Credit Saison Co. (Finance)                             2,533,346
     125,400   Ezaki Glico Co (Food & Household                          809,435
               Products)
      78,000   Fuji Photo Film Co. (Consumer                           2,986,217
               Goods)
      45,000   Hitachi Maxell (Audio/Video                               792,496
               Products)
      39,000   Hoya Co. (Glass Products &                              1,224,349
               Electronics)
     110,000   Industrial Bank of Japan *                                783,308
               (Banking)
      24,000   Ito-Yokado * (Retail)                                   1,222,052
      75,000   Jusco Co. (Retail)                                      1,056,662
     195,000   Komatsu Lt. (Machinery &                                  977,986
               Engineering)
      32,500   Murata Manufacturing Co.                                  816,233
               (Manufacturing)
      25,000   Nintendo Co. (Consumer Goods)                           2,450,230
          30   NTT Data Corp. (Telecommunications)                     1,614,855
     113,000   Omron Corp. (Machinery)                                 1,765,084
      25,000   Rohm Co. (Electronics)                                  2,545,942
      18,000   SMC (Machines)                                          1,584,992
      23,000   Sony Corp. (Electronics)                                2,042,879
      77,000   Taisho Pharmaceutical                                   1,963,323
               (Pharmaceutical)
     123,000   Takeda Chemical Industries                              3,503,522
               (Medical-Drugs)
      60,000   Tokyo Broadcasting (Broadcasting)                         758,040
     220,000   Yasuda Fire & Marine Insurance                            939,969
               (Insurance)
                                                                 ---------------
                                                                      37,761,042
                                                                 ---------------


               Malaysia                                    0.39%
     150,000   Malayan Banking BHD (Banking)                             435,788
      67,500   Telekom Malaysia                                          199,576
               (Telecommunications)
                                                                 ---------------
                                                                         635,364
                                                                 ---------------


               Singapore                                   0.29%
     100,000   City Developments (Real Estate)                           462,771
                                                                 ---------------



               TOTAL COMMON STOCKS AND WARRANTS:
               (COST:  $115,062,317)                                 147,637,040
                                                                 ---------------





               CONVERTIBLE BONDS:                          0.65%
               Switzerland
     875,000   Union Bk Switz 2.75% 6/16/02                            1,041,250
               (Banking)
                                                                 ---------------


               TOTAL CONVERTIBLE BONDS:
               (Cost:  $1,074,063)                                     1,041,250
                                                                 ---------------



               TOTAL INVESTMENTS
               (Cost:  $116,136,380)**                    92.45%     148,678,290
               Other assets, net                           7.55%      12,142,708
                                                   ------------  ---------------
               NET ASSETS                                100.00%    $160,820,998
                                                   ============  ===============

*  Non-income producing
** Cost for Federal income tax purposes is $116,136,380 and consists of:


               Gross unrealized appreciation                         $38,770,427
               Gross unrealized depreciation                         (6,228,517)
                                                                 ---------------
               Net unrealized appreciation                           $32,541,910
                                                                 ===============

ADR-Security represented is held by the custodian bank in the form of American Depository Receipts.

            Forward Currency Contracts Outstanding December 31, 1997

                      Face Value      Contract        Delivery    Appreciation/
                     (U.S. Dollar)       Price            Date      Depreciation
               ----------------------------------  ------------  ---------------

Japanese Yen          19,281,755        124.47        02/17/98         $775,730
                                                                       =========

See Notes to Financial Statements

Statement of assets and Liabilities
December 31, 1997

ASSETS

Investments at value
(identified cost of
$116,136,380)(Notes 1 & 3)                                          $148,678,290

Cash (including foreign currencies)                                   12,322,742
Receivables
  Capital stock sold                                     302,818
  Dividends and interest                                 159,269
Receivable for forward currency contracts             19,281,755      19,743,842
                                                     -----------
Other assets                                                              23,322
                                                                          ------
   TOTAL ASSETS                                                      180,768,196
                                                                     -----------

LIABILITIES
  Payables
   Forward currency contracts
   payable at market                                  18,506,024
   value-proceeds
   $19,281,755
  Forward currency contracts closed                      896,911
  Investment management fees                             122,236
  Capital stock redeemed                                  75,335
                                                      -----------
                                                                      19,600,506
  Accrued expenses                                                       346,692
                                                                         -------
     TOTAL LIABILITIES                                                19,947,198
                                                                      ----------
NET ASSETS                                                          $160,820,998
                                                                    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($160,820,998/8,860,684 shares outstanding)                               $18.15
                                                                          ======

At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $129,597,225
   Net unrealized gain on investments
   and currency transactions                                          33,314,540
  Accumulated net realized loss
   on investments and foreign currencies                             (2,090,767)
                                                                     ----------
  Net Assets                                                        $160,820,998
                                                                    ============
See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1997

INVESTMENT INCOME
Income:
 Interest                                         $2,566
 Dividend (Net of foreign tax withheld of      2,110,785
$243,782)
                                            ------------
     Total income                                                    $2,113,351


Expenses:
 Investment management fees (Note 2)           1,443,062
  Custodian and accounting fees (Note 3)         300,000
 Transfer agent fees (Note 2)                     72,082
 Recordkeeping and administrative services       388,955
(Note 2)
 Legal and audit fees                             66,986
 Filing fees and registration (Note 2)            30,640
 Shareholder servicing and reports (Note 2)       47,580
 Other                                           133,705
                                            ------------
  Total expenses                                                      2,483,010
  Custodian fee waiver                                                1,948,000
                                                                   ------------
  Expenses, net                                                       2,383,010
                                                                   ------------
 Net investment loss                                                  (269,659)
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                    8,671,535
  Net realized gain on foreign currency
   conversions and forward currency                                   2,616,812
   contracts
  Net increase in unrealized appreciation
   on investments and foreign currencies                              2,518,629
                                                                   ------------
  Net gain on investments                                            13,806,976
                                                                   ------------
  Net increase in net assets
    resulting from operations                                       $13,537,317
                                                                   ============

See Notes to Financial Statements

Statement of Changes in Net Assets

                                            Year ended             Year ended
                                           December 31,            December 31,
                                                1997                    1996
                                     ----------------        ----------------
OPERATIONS
 Net                                       ($269,659)               $206,752
investment
income
 Net
realized
gain
     on
investments
and
                                           11,288,347             18,362,272
foreign
currencies
 Net
unrealized
appreciation
     of                                     2,518,629              3,375,302
investments
and
currencies
                                    ----------------        ----------------
 Net
increase in
net assets
resulting
     from                                  13,537,317             21,944,326
operations



DISTRIBUTIONS
TO
SHAREHOLDERS
FROM:

 Net
investment
income
     ($.00                                          0              (206,752)
and $.03
per share,
respectively)
Net
realized
gain from
investment
transactions
  ($1.78                                 (14,484,891)           (13,391,354)
and $1.76
per share,
respectively)

CAPITAL
SHARE
TRANSACTIONS
 Net
increase in
net assets

resulting
from capital
     share                                 10,058,821             12,858,641
transactions*
                                    ----------------        ----------------
 Net                                        9,111,247             21,204,861
increase in
net assets
 Net assets                               151,709,751            130,504,890
at
beginning
of year
                                    ----------------        ----------------
NET ASSETS                               $160,820,998           $151,709,751
at the end
of the year
                                 ================        ================

*A summary of capital share transactions follows:

                        Year ended                         Year ended
                        December 31,                       December 31,
                           1997                                1996

                   Shares         Value             Shares             Value
                 ----------  ----------------   ----------------     -----------
Shares sold       2,418,086      $46,636,966         2,028,975     $36,708,062
Shares
reinvested
  from              703,496       13,035,788           699,320      12,545,808
distribution
Shares          (2,586,904)     (49,613,933)       (2,020,237)     (36,395,229)
redeemed
               ----------------------------   ----------------     -----------
Net                 534,678      $10,058,821           708,058     $12,858,641
increase
(decrease)
               ============================   ================     ===========


See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Year

                                                                            Years ended
                                                                               December 31
                                      ---------------  ---------- - -------------  -------------  --- ------------
                                            1997          1996           1995           1994              1993
                                      ---------------   ---------   -------------   ------------      ------------
Per Share Operating
  Performance
Net asset value,
   beginning of year                            $18.22     $17.13           $16.23         $17.22           $12.23
                                      ---------------   ---------   -------------   ------------      ------------
Income from investment
   operations-
   Net investment                                 0.17       0.03             0.16           0.01             0.08
income (loss)
   Net realized and
unrealized
    gain (loss) on                                1.74       2.85             1.61           1.13             4.91
investments
                                      ---------------   ---------   -------------   ------------      ------------
    Total from                                    1.71       2.88             1.77         (0.91)             4.99
investment operations
                                      ---------------   ---------   -------------   ------------      ------------
Less distributions-
   Distributions from                             0.00       0.17             1.88           1.97             0.00
net investment income
   Distributions from                            18.70      18.72             1.35           0.00             0.00
realized gains
                                      ---------------   ---------   -------------   ------------      ------------
    Total distributions                         (1.78)     (1.79)           (0.87)           1.97             0.00
                                      ---------------   ---------   -------------   ------------      ------------
Net asset value, end of                         $18.15     $18.22           $17.13         $16.23           $17.22
year
                                      ===============   =========   =============   ============      ============
Total Return                                     9.19%     16.98%           10.91%       (5.28%)            40.80%
Ratios/Supplemental Data
Net assets, end of                            $160,821   $151,710         $130,505       $138,174         $136,932
period (000's)
Ratio to average net
assets-
  Expenses (A)                                   1.56%      1.60%            1.63%          1.54%            1.77%
  Expenses-net (B)                               1.50%      1.39%            1.53%          1.54%            1.77%
  Net investment income                        (0.17%)      0.15%            0.41%          0.08%            0.85%
(loss)
Portfolio turnover rate                         38.45%     54.58%           68.43%         34.04%           10.66%
Average commission rate                        $0.0349    $0.0279              ---            ---              ---
paid per share

(A) Expense ratio has been increased to include additional  custodian fees since
1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The investment objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $419,496 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services,  Inc.  ("FSI") is the Fund's Transfer and Dividend
Disbursing Agent. FSI received $67,540 for its services for the year ended December 31, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $57,003,288 and $59,662,807, respectively. The Custodian has provided credits in the amount of $100,000 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

Report of Independent Certified Public Accountants

To the  Shareholders  and Board of Directors  of Vontobel  Funds,
Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel International Equity Fund, a series of Vontobel Funds, Incorporated, including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Equity Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

                               [GRAPH GOES HERE]


                    Eastern European
                    Equity Fund              EEEI

02/15/96            $10,000.00               $10,000.00
12/31/96            $14,890.00               $12,394.00
12/31/97            $16,191.39               $11,584.59

           VONTOBEL EASTERN EUROPEAN EQUITY FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, 1997 the fund's closing Net Asset Value stood at $15.25 and net assets totaled $139,408,405, vs. $61,852,644 at the end of 1996. For the year, the fund produced a total return of 8.8%. For the same period, Nomura Research Institute's Eastern European Equity Index (covering the Czech, Hungarian, Polish and Slovakian markets) suffered a 6.5% decline in US dollar terms. On December 12 the fund paid a per share distribution of $0.66 in short-term capital gains and $0.26 in long-term capital gains to shareholders of record as of December 5.

Eastern Europe was marked by two major events in 1997. First, the region's markets collapsed in the wake of the Asian economic and financial crises despite a lack of fundamental similarities between the regions. This disproportionate reaction was unfortunate but not surprising: in times of major crisis, investors "fly to quality" and sell their holdings in emerging markets first. In our view, the investment rationale for investing in Eastern Europe is intact. Asia's problems will have no impact on the acceleration of domestic consumption in Eastern Europe and its increased rapprochement with Europe.

Second, both Morgan Stanley Capital International and the International Finance Corporation have expanded their emerging markets indices to include Russia. The impact on these indices, which serve as benchmarks for many fund managers, was substantial. Russia's 5.9% weighting in the MSCI Emerging Markets Free Index had the effect of increasing the regional weighting of EMEA (Europe/Middle East/Africa) to nearly that of Emerging Markets Asia (28.3% vs. 29.4%). Three years ago, the emerging markets universe comprised only Latin America and Asian markets, EMEA was nonexistent. That changed two years ago with the inclusion of South Africa, and Russia's inclusion brings new attention to the region.

In its first year of operation, the fund's core markets were Hungary and Poland, which together accounted for 66% of portfolio assets at the end of 1996. In 1997 that changed as we brought our weighting in Russia to over 20%; at June 30, the fund had a higher weighting in Russia (27%) than in Poland (18%). In the last quarter we gradually decreased our Russian weighting in favor of an increased weighting in Poland. At year end the fund was 99% invested, with nearly 86% of portfolio assets allocated to these three core markets as follows: Hungary 35.6%, Poland 26.7% and Russia 23.5%. The remaining 13% of invested assets were allocated to Croatia (4.1%), the Czech Republic (3.1%), Lithuania (2.9%), Romania (1.6%), Slovenia (0.8%) and Estonia (0.6%).

We anticipate a difficult investment environment in 1998, characterized by two competing trends:

The Asian turmoil will continue at least through the first quarter, keeping investors in emerging markets at bay. Russia in particular will be seen as very risky and will remain volatile; prices have collapsed to very low levels, which could attract some hedge fund interest. But the currency remains a question mark. Taking into account the high level of foreign ownership of the Russian T-bill and equity markets, and the low level of foreign reserves, the ruble is vulnerable, which will keep upward pressure on interest rates. Hungary saw the strongest rebound after the November collapse, so it could experience some profit taking. Poland is historically one of the world's most volatile markets, and may not reattract investors until global markets become calmer. The other regional markets are much smaller and therefore much more sensitive to fund flows.

On the other hand, valuations in Eastern Europe have become very low again, which means the markets are poised for a rally. Fear of redemptions is keeping fund cash levels high, but as soon as the situation stabilizes, we expect fund managers to redeploy some of their cash reserves to the region. The first two beneficiaries of renewed investor interest would be Russia, which has not recovered from the November crisis, and Poland, where macroeconomists are beginning to be much less pessimistic than they were nine months ago. The latter's current account deficit seems to be under control and is now estimated at 4% of GDP for 1997, whereas most economists had been predicting 6.5% to 8%. It remains to be seen whether the corporate earnings of listed companies will rebound in 1998 from their decline last year; but the fact that GDP grew by 6.1% in 1996 and 6.3% in 1997 bodes well for future earnings growth. The Czech market remains unattractive; political evolution will be the key to its recovery since the country needs a strong government to implement unpopular but necessary measures.

From a stock selection perspective, we have decided to take more concentrated positions. At December 31st, our five largest holdings were:

         Gedeon Richter (Hungary)   5.0%             pharmaceuticals
         Egis (Hungary)             4.5%             pharmaceuticals
         Pannonplast (Hungary)      3.8%             construction
         Lukoil   (Russia)          3.7%             oil & gas
         MOL (Hungary)              3.5%             oil & gas

We look at not only a company's fundamental valuation but also the liquidity of its stock, which explains the predominance of Hungarian stocks among our top holdings. Hungary and Russia have the most liquid markets in the region. Since we anticipate a high level of volatility in the coming months, we strongly believe that a disciplined approach to fundamental stock selection will be rewarding.

Luca Parmeggiani
Fund Manager
February 9, 1998

                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1997

Number of                                                            Market
Shares       Description                                             Value
---------    ----------------------------------------           ---------------
             COMMON STOCKS AND WARRANTS:                  99.23%



             Croatia                                       4.08%
   277,400   Pliva DD GDR (Pharmaceutical)                         $4,812,890
    27,000   Zagrebacka Banka GDR * (Banking)                         870,750
                                                              ---------------
                                                                    5,683,640
                                                              ---------------




             Czech Republic                                3.09%
    70,000   CKD Praha Holding AS * (Engineering)                   2,327,531
   171,000   Komercni Banka AS Sponsored ADR *                      1,983,600
             (Banking)
                                                              ---------------
                                                                    4,311,131
                                                              ---------------




             Estonia                                           0.65%
 1,206,800   Britannic Group PLC (Timber)                             901,805
                                                               ---------------






             Hungary                                          35.74%
    25,000   Borsodchem RT (Chemicals-Plastics)                     900,879
   130,180   Danubius Hotel & Spahuf * (Hotel)                    3,951,705
    90,882   Egis Gyogysergyar (Pharmaceutical)                   5,695,560
    70,260   Graboplast RT Regd (Construction Material)           3,715,185
    15,692   Inter Europa Bank (Financial)                        1,444,391
   150,000   Magyar Olay Es Gazipari Rt (Oil & Gas)               3,635,340
   157,000   Matav RT ADR * (Telephone - Integrated)              4,082,000
    85,000   Mezogep RT * (Automotive & Machinery)                2,164,068
    53,000   Mol Magyar Olay GDR Regs (Oil & Gas)                 1,272,000
     7,000   Pannonplast Muanua  (Construction                      368,464
             Material) combine???
    92,122   Pannonplast Muanyagipari (Construction               4,849,096
             Material)combine???
    52,865   Pick Szeged Ord Bearer (Food-Meat                    4,218,950
             Products)
    50,050   Pick Szeged Tem Sponsored GDR (Food-Meat               645,145
             Products)
    29,500   Primagaz Hungaria Co Ltd (Gas)                         995,153
    62,000   Richter Gedeon Vegyeszeti Gyar                       7,041,005
             (Pharmaceutical)
   350,000   Scala Business Solutions * (Computer                 2,322,669
             Software)
   150,000   Tiszai Vegyi Kombinat  (Chemicals)                   2,519,034
                                                              -------------
                                                                 49,820,644
                                                              -------------


             Lithuania                                         2.88%
    10,150   Baltic Republic Fund (Other)                            2,131,500
    22,000   Birzai Milk Sponsored GDR * (Food-Dairy)                  464,200
    25,000   Vilniaus Bankus AB GDR (Banking)                        1,412,500
                                                               ---------------
                                                                     4,008,200
                                                               ---------------


             Poland                                           26.75%
   192,000   Agros Holdings Series C * (Consumer Goods)            3,976,170
    38,951   Bank Przemyslowo Handlowy  (Banking)                  2,022,137
    15,000   Bank Slaski (Banking)                                   829,787
 3,462,485   Big Bank Gdanski (Banking)                            3,388,815
   180,000   Computerland Poland SA * (Technology)                 2,859,574
    38,789   Drosed SA (Poultry)                                     517,187
   110,000   Elektrim SA (Engineering)                             1,064,113
   415,574   Exbud SA * (Construction)                             3,890,480
    50,000   Fabryki Mebli Forte SA (Home Furnishings)               153,191
     2,594   Impexmetal SA * (Metal                                   20,752
             Processors/Fabrication)
   110,000   Jelfa SA * (Pharmaceutical)                           2,434,043
   144,000   KGHM Polska Midez SA * (Metal -                         531,064
             Diversified)
   320,000   KGHM Polska Miedez SA GDR * (Metal -                  2,224,000
             Diversified)
   239,485   Mostostal Zabrze-Holding SA (Construction)            1,236,490
    45,932   Optimus SA Shares (Technology)                        1,211,823
    44,650   Polfa Kunto Series A * (Pharmaceutical)               1,279,333
   123,183   Polifarb Cieszyn (Chemicals)                            576,601
     8,333   Polifarb Cieszyn SA Ser D (Chemicals)                    39,478
   130,000   Prokom Software Sponsored GDR (Software)              1,459,900
   157,013   Sokolowskie Zaklady Miesne S.A. * (Food -               191,534
             Meat Products)
   635,966   Wielkopolski (Banking)                                3,193,361
   274,000   Zakalady Metali Lekkich * (Manufacturing)             4,197,447
                                                             ---------------
                                                                  37,297,280
                                                             ---------------




             Romania                                           1.61%
     2,500   Romanian Investment Fund  (Other)                      2,250,000
                                                                 ---------------






             Russia                                           23.61%
    50,000   Core Bashinformsvyaz GDR *                            70,000
     1,000   Core Electrosviaz Mos GDR *                          500,000
 1,600,000   Core Kuzbassenergo GDR *                             800,000
     1,125   Core Moscow City Tel GDR *                         1,406,250
   350,000   Core Rostelecom GDR *                              1,137,500
    65,000   Core Rostovelectrosv GDR *                           143,000
    10,000   Core Stavropol Elek GDR *                            320,000
    23,000   Core Yar Telecom  GDR *                              138,000
       420   CSFP Norilsk Nickel RDC * (Financial)              2,415,000
   125,000   Irkutskenergo AO Sponsored ADR (Utility)           1,187,500
        18   Irkutskenergo RDC (Utility)                          900,000
    57,000   Lukoil Oil Co Sponsored ADR (Oil & Gas)            5,244,000
        40   Megionneftegaz RDC (Oil & Gas)                     2,000,000
         5   Megionftgaz RDC (Oil & Gas)                          131,500
    70,000   Mosenergo AO Sponsored ADR (Utility)               2,583,000
   480,000   Nearmedic Austrian * (Pharmaceutical)                985,949
   472,500   Surgutneftegaz ADR (Oil & Gas)                     4,786,425
    25,000   Tatneft Sponsored ADR (Oil & Gas)                  3,525,000
   192,600   Torgoviy Dom Gum Sponsored ADR (Retail)            1,203,750
    99,000   Unified Energy System Russia S GDR *               2,970,000
             (Utility-Electric)
    12,900   Vimpel Communications Sponsored ADR                  459,562
             (Telecom)
                                                           --------------
                                                               32,906,436
                                                           --------------




             Slovenia                                          0.82%
    67,600   SKB Banka D D GDR (Banking)                       1,149,200
                                                              ----------




             TOTAL INVESTMENTS:
             (Cost:  $145,981,857)**                   99.23%     138,328,336
             Other assets, net                          0.77%       1,080,069
                                                 ------------ ---------------
             NET ASSETS                               100.00%    $139,408,405
                                                 ============ ===============


* Non-income  producing
** Cost for Federal income purposes is $145,981,857 and consists of:

           Gross                                         $14,682,438
           unrealized
           appreciation
           Gross                                        (22,335,959)
           unrealized
           depreciation
                                                        ------------
           Net                                          ($7,653,521)
           unrealized
           appreciation/depreciation
                                                        ============

ADR-Security represented is held by the custodian bank in the form of American Depository Receipts. GDR-Security represented is held by the custodian bank in the form of Global Depository Receipts. RDC-Security represented is held by the custodian bank in the form of Russian Depository Certificate

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997
------------  ------------  ------------ ------------ ----------- ----------  --

ASSETS
 Investments
at value
(identified
   cost of                                                         $138,328,336
$145,981,857)(Notes
1 & 3)

Cash                                                                    757,752
(including
foreign
currencies)
Receivables
  Capital                                                 415,939
stock sold
  Dividends                                                17,252
                                                        4,232,541
Investments
sold
                                                      -----------      4,665,732
 Other assets                                                             43,970
                                                                    ------------
    TOTAL                                                            143,795,790
ASSETS                                                          ----------------


LIABILITIES
Payables
                                                        3,411,519
Securities
purchased
                                                          147,414
Investment
management
fees
   Capital                                                588,645
stock
redeemed                                                   ----------- 4,147,578
Accrued                                                                  239,807
expenses                                                        ----------------
   TOTAL                                                               4,387,385
LIABILITIES
                                                                   -------------
NET ASSETS                                                          $139,408,405
                                                                 ===============
NET ASSET
VALUE,
OFFERING
     AND
REDEMPTION
PRICE PER
SHARE
($139,408,405 / 9,142,500                                                 $15.25
shares outstanding)                                             ================

At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in                                                           $149,085,887
capital
  Net realized
  loss on
  investments
   and                                                               (7,656,277)
  currency transactions
                                                                     (1,989,703)
Accumulated
loss on
investments
                                                                        (31,502)
Accumulated
net
investment
loss
                                                                ----------------
  Net Assets                                                        $139,408,405
                                                                ================

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1997
----------------------------------------    ------------ --------- ------------

INVESTMENT INCOME
Income:
 Dividend (Net of foreign tax withheld of                             1,076,540
$61,981)
                                                                   ------------
     Total income


Expenses:
 Investment management fees (Note 2)           2,113,314
Organization                                      13,774
Custodian and accounting fees (Note 3)           467,089
 Transfer agent fees (Note 2)                     84,127
 Recordkeeping and administrative services       347,118
(Note 2)
 Legal and audit fees                             39,187
 Filing fees and registration (Note 2)            33,252
 Shareholder servicing and reports (Note 2)       52,490
 Other                                           130,182
                                            ------------
  Total expenses                                                      3,280,533
  Custodian fee waiver                                                (467,089)
                                                                   ------------
  Expenses, net                                                       2,813,444
                                                                   ------------
 Net investment income                                              (1,736,904)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                   11,591,758
  Net realized loss on foreign currency                               (386,232)
conversions
  Net decrease in unrealized appreciation
   on investments and foreign currencies                           (15,462,328)
                                                                   ------------
  Net loss on investments                                           (4,256,802)
                                                                   ------------
  Net decrease in net assets
    resulting from operations                                      ($5,993,706)
                                                                   ============

See Notes to Financial Statements

Statement of Changes in Net Assets
-------- ------------ ----------------  ----------- ---------------- ----------

                                Year ended                  February 15, *
                                                                  to
                               December 31,                  December 31
                                   1997                          1996
                            ----------------              ----------------
OPERATIONS
 Net                           ($1,736,904)                   ($260,396)
investment
loss
 Net
realized
gain (loss)
     on
investments
and
                           11,205,526                  (1,057,304)
foreign
currencies
 Change in
unrealized
appreciation
     of                  (15,462,328)                    7,806,051
investments
and
currencies
                    ----------------              ----------------
 Net                      (5,993,706)                    6,488,351
increase
(decrease)
in net
assets
resulting
from
operations

DISTRIBUTION
TO
SHAREHOLDERS
FROM:
  Realized                (8,627,379)                            0
gains on
investments
($.92 per
share)

CAPITAL
SHARE
TRANSACTIONS
 Net
increase in
net assets

resulting
from capital
     share                 92,176,846                   55,364,293
transactions**
                    ----------------              ----------------
 Net                       77,555,761                   61,852,644
increase in
net assets
 Net assets                61,852,644                            0
at
beginning
of period
                    ----------------              ----------------
NET ASSETS               $139,408,405                  $61,852,644
at the end
of the
period
                    ================              ================

**A summary of capital share transactions follows:

                      Year ended                       February 15, *
                                                      to
                      December 31,                       December 31
                  1997                               1996
              ------------ ----------------    ---------------- ----------


                 Shares          Value              Shares         Value
              ------------ ----------------    ---------------- ----------
Shares sold     12,074,912      $215,450,927          5,134,390 $69,104,233
Shares             537,499         8,014,108                  0           0
reinvested
from
distributions
Shares         (7,623,001)     (131,288,189)          (981,300) (13,739,940)
redeemed
              ------------ ----------------    ---------------- ----------
Net              4,989,410       $92,176,846          4,153,090 $55,364,293
increase
              ============ ================    ================ ==========


*Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding  Throughout The Period

                                      Year ended           February 15, *
                                      December 31,               to
                                      1997                December 31, 1996
                                      ----------------    ----------------
Per Share Operating
  Performance
Net asset value,
   beginning of period                           $14.89              $10.00
                                      ----------------    ----------------
Income from investment
   operations-
   Net investment gain                             1.86                0.14
(loss)
   Net realized and
unrealized
    gain on investments                            1.47                4.95
                                      ----------------    ----------------
    Total from
investment
      operations                                   1.28                4.89
                                      ----------------    ----------------
Less distributions-
  Distributions from
realized
    gains on investments                           1.13                0.00
                                      ----------------    ----------------
Total distributions                              (0.92)                0.00
                                      ----------------    ----------------
Net asset value, end of                          $15.25              $14.89
period
                                      ================    ================
Total Return                                      8.74%              48.90%
                                      ================    ================
Ratios/Supplemental Data
Net assets, end of                             $139,408             $61,853
period (000's)
Ratio to average net
assets-
  Expenses (A)                                    1.94%               2.02% **
  Expenses-net (B)                                1.66%               1.71% **
  Net investment gain                           (1.30%)             (1.07%) **
(loss)
Portfolio turnover rate                         105.86%              38.69%
Average commission rate                         $0.0963             $0.0737
paid per share

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of operations was February 15, 1996.
**  Annualized

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997

NOTE  1-SIGNIFICANT  ACCOUNTING  POLICIES--The  Vontobel Eastern European Equity
Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $432,860 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $42,500.

Fund Services,  Inc.  ("FSI") is the Fund's Transfer and Dividend
Disbursing Agent. FSI received $84,127 for its services for the year ended December 31, 1997.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $994,629 for the year ended December 31, 1997, representing 0.59% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $247,503,226 and $163,104,263, respectively. The custodian has provided credits in the amount of $467,089 against custodian and accounting charges based on credits on uninvested cash balances of the Fund .

Report of Independent Certified Public
Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Equity Fund, a series of Vontobel Funds, Incorporated, including the schedule of portfolio investments as of December 31, 1997, the related statement for the year then ended, and the related statement of changes in net assets and the financial highlights for the period February 15, 1996 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Equity Fund as of December 31,1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period March 1, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

                               [GRAPH GOES HERE]

                         INTERNATIONAL
                         BOND FUND           JP MORGAN

03/01/94                 $10,000.00          $10,000.00
12/31/94                 $10,200.00          $10,418.00
12/31/95                 $11,951.00          $12,618.00
12/31/96                 $12,848.52          $13,282.97
12/31/97                 $12,072.47          $12,782.07

VONTOBEL INTERNATIONAL BOND FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, 1997 the fund's closing Net Asset Value stood at $9.89, and net assets totaled $10,792,844. For the year, the fund declined by 6.0%, vs. a 3.8% decline in the J.P. Morgan Government Bond Index ex-US. On December 12 the fund paid a per share distribution of $0.38 in long-term capital gains to shareholders of record as of December 5.

The fund suffered no repercussions from the financial crisis in Asia since it holds only high-investment-grade issues and has no exposure to emerging markets debt. However, once again in 1997 the U.S. dollar's continued strength wiped out local currency gains in international bonds for US-dollar-based investors. In the last quarter, the yield on 30-year U.S. Treasury bonds fell below 6% for the first time in nearly three years.

By contrast, five European countries raised their short-term interest rates in October, and at the beginning of November French banks and in December German banks raised their prime lending rates by 25 and 20 basis points respectively. Germany's rate of consumer price inflation edged up to 1.9% in November; a year ago the country's inflation rate was 1.4%. The Bank of Canada raised interest rates by 25 basis points on November 25th to support the Canadian dollar.

In the run-up to the start of European economic and monetary union, convergence of European bond yields has virtually become a fait accompli. Yield differentials between the countries' bond markets principally reflect liquidity and risk premiums relative to the quality of the underlying borrowers. Most European economies have begun to recover, which normally would put a cap on bond prices. However, falling commodity prices, due to a likely slump in economic growth in Asia, will remove any threat of inflation and thus support bond prices.

With 10-year government paper yielding under 2%, Japanese bonds are not appealing. A weak economy, with a growing public sector deficit, record low interest rates and a weakening currency do not bode well for fixed income investors.

Our market and currency allocation at year-end 1997 was as follows: Australian dollar 6.5%, Canadian dollar 5.5%, German mark 13.3%, Danish krone 7.4%, Spanish peseta 7.4%, French franc 8.7%, pound sterling 7.6%, Irish punt 6.9%, Italian lira 9.6%, Dutch guilder 3.0%, European Currency Unit 16.9%. Market and currency selection benefited from the allocation of some 40% of our portfolio to the five best-performing markets in local currency terms (U.K.+ 14.85%, Italy + 14.45%, Australia + 13%, Ireland + 12.73% and Spain + 10.9%). However, double-digit local currency returns did not compensate for the appreciation of the U.S. currency, which rallied by over 10% against all major currencies except the pound sterling and the Canadian dollar in 1997.

As we move into 1998, bond markets will be watching how Asian disinflation will be offsetting inflationary pressures in the Western economies. In Europe markets are focused on the political risks surrounding the creation of the European Monetary Union and the new European Central Bank. From an economic standpoint, EMU is all but a done deal. Foreign exchange rates, like the lira against the mark, hardly move at all any more. The official EMU exchange rates are scheduled to be fixed in May, after which money rates will converge as well.

In Japan, which we have shunned, there is the risk that domestic buyers of bonds will shift their attention to offshore investments, attracted by the prospect of higher yields, particularly if the yen should continue to fall. Therefore, we will maintain our current portfolio structure with an emphasis on European markets and the dollar bloc countries. As the valuations of the major equity markets become stretched, it's not a bad time to look for value in international fixed income instruments.

Sven Rump
Fund Manager
February 9, 1998

[GRAPH GOES HERE]

                        Vontobel International Bond Fund
                        Schedule of Portfolio Investments
                                December 31, 1997

                                                                Market
    Amount*         Security                                     Value
                    Description
  ---------         ------------------- ------------           ------
                    BONDS:                     92.90%
                    AUSTRALIAN DOLLAR           6.49%

      1,000,000     Queensland                            $         699,934
                    Treasury Corp. 8%
                    14 Aug 2001
                    Corporate Bond                          --------------


                    BRITISH POUND               7.57%

        460,000     DSL Bank 9.25% 19                               816,766
                    Aug 2002
                    Corporate Bond                          --------------


                    CANADIAN DOLLAR             5.46%

        800,000     Government of                                   589,108
                    Canada 6.5% 1 June
                    2004
                    Government Bond                         --------------


                    DANISH KRONE                7.38%

      5,000,000     Kingdom of Denmark                              796,271
                    7% 15 Dec 2004
                    Government Bond                         --------------

                    DEUTSCHE MARK              13.30%

        900,000     Republic of                                     530,044
                    Finland 7.5% 27
                    Jan 2000
                    Government Bond

      1,000,000     Republic of                                     601,334
                    Germany 6.5% 14
                    Oct 2005
                    Government Bond

        500,000     Republic of                                     305,559
                    Germany 7.125% 20
                    Dec 2002
                    Government Bond                         --------------
                                                                  1,436,937
                                                            --------------

                    EUROPEAN CURRENCY          16.98%

        350,000     EuroFima 8.5% 4                                 463,887
                    Jun 2007
                    Supranational
                    Entities

        500,000     France O.A.T. 10%                               629,635
                    26 Feb 2001
                    Government Bond

        600,000     United Kingdom                                  738,823
                    9.125% 21 Feb 2001
                    Government Bond                         --------------
                                                                  1,832,345
                                                            --------------
                    FRENCH FRANC                8.74%

      5,000,000     France O.A.T.                                   943,591
                    7.25% 25 Apr 2006
                    Government Bond                         --------------

                    IRISH PUNT                  6.93%

        500,000     Republic of                                     748,281
                    Ireland 6.25% 18
                    Oct 2004
                    Government Bond                         --------------

                    ITALIAN LIRA                9.58%

  1,500,000,000     American Int'l                                1,034,382
                    Group 11.7% 4 Dec
                    2001
                    Corporate Bond                          --------------


                    NETHERLAND GUILDER          3.02%

        600,000     Government of                                   325,426
                    Netherlands 9% 15
                    May 2000
                    Government Bond                         --------------


                    SPANISH PESETA              7.45%

    100,000,000     Spanish Government                              803,942
                    11.3% 15 Jan 2002
                    Government Bond                         --------------

                    Total Bonds:
                    (Cost: $10,871,773)                          10,026,983
                                                            --------------


                    (Cost:                         92.90%      10,026,983
                    $10,871,773)**
                    Other Assets, net               7.10%         765,861
                                                  --------- --------------
                    NET ASSETS                    100.00%     $10,792,844
                                                  ========= ==============

  *Stated in local currencies
 **Cost for Federal income tax purposes is $10,871,773 and net unrealized appreciation consists of:

            Gross unrealized appreciation                               $102,000
            Gross unrealized depreciation                              (946,790)
                                                                  --------------
            Net unrealized depreciation                               ($844,790)
                                                                  ==============

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS

Investments
at value
(Identified
cost of                                                              $10,026,983
$10,871,773
(Notes 1
& 3)

Cash                                                                     363,743
(including
foreign
currencies)
Receivables
 Interest                                                                356,927
 Capital                                                                  15,000
Stock Sold                                                               371,927
 Other                                                                    8,238
assets
                                                                          21,953
Organization
expense                                                           --------------
           TOTAL                                                      10,792,844
           ASSETS                                                 --------------
NET ASSETS                                                           $10,792,844
                                                                  ==============
NET ASSET
VALUE,
OFFERING
AND
REDEMPTION
 PRICE
PER SHARE
($10,792,844/1,091,804)
 shares                                                                   $9.89
outstanding)                                                      ==============

At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in                                    $11,647,333
capital
 Net
unrealized
depreciation
    of                                        (854,489)
investments
and
foreign
currencies
                                         --------------
NET ASSETS                                  $10,792,844

                                         ==============
See Notes to Financial Statements

Statement of Operations
December 31, 1997

INVESTMENT
INCOME
Income:
 Interest                                                             $1,411,450
                                                                    ------------

Expenses:

Investment
management
   fees                                           193,299
(Note 2)
                                                   12,827
Organization
                                                   75,374
Custodian
fees
(Note 3)
 Transfer                                          18,855
agent
fees
(Note 2)

Recordkeeping
and

Administrative
                                                   52,261
services
(Note 2)
 Legal                                             15,419
and audit
fees
 Filing
and
                                                   11,364
Registration
fees
(Note 2)

Shareholder
servicing
  and                                              10,667
reports
(Note 2)
 Other                                             26,506
                                             ------------
                                                                        416,572
                                                                        (38,700)
Custodian
fee waiver
                                                                       (113,099)
Management
fee waiver
                                                                    ------------
  Total                                                                  264,773
expenses
                                                                    ------------
 Net                                                                   1,146,677
investment
income
                                                                    ------------
REALIZED
AND
UNREALIZED
LOSS ON
INVESTMENTS

  Net                                                                  (883,499)
realized
loss on
investments
  Net                                                                  (139,102)
realized
loss on
currencies
  Net
change in
unrealized
                                                                     (2,092,635)
Appreciation
on
investments
and
foreign
currencies
                                                                    ------------
  Net                                                                (3,115,236)
loss on
investments
                                                                    ------------
  Net
decrease
in net
assets
                                                                    ($1,968,559)
resulting
from
operations
                                                                    ============

See Notes to Financial Statements

Statement of Changes in Net Assets

-                                               Year               Year
                                              ended               ended
                                           December 31,       December 31,
                                                1997               1996
                                          --------------      ------------
OPERATIONS
 Net                             $1,146,677         $1,172,376
investment
income
 Net
realized
gain
(loss)
   on                           (1,022,601)            327,677
investments
and
foreign
currencies
 Change
in
unrealized

Appreciation
   of                           (2,092,635)            190,375
investments
and
foreign
currencies
  Net                        --------------      ------------
increase
(decrease)
in net
   assets
resulting
   from                         (1,968,559)          1,690,428
operations

DISTRIBUTION
TO
SHAREHOLDERS
FROM:
 Net                                      0          (944,308)
investment
income
   ($.40
per share)
 Realized
gains on
investments
   ($.38                          (401,372)          (141,645)
and $.06
per
share,
respectively)

CAPITAL
SHARE
TRANSACTIONS
 Net
increase
(decrease)
in
  net
assets
resulting
  from
capital
share
                               (13,715,794)         10,030,347
Transactions*
 Net                         --------------      ------------
increase
(decrease)
in
   net                         (16,085,725)         10,634,822
assets
 Net
asset at
                                 26,878,569         16,243,747
beginning
of year
                             --------------      ------------
NET
ASSETS at
the end
of the
year
                                $10,792,844        $26,878,569
(including
undistributed
net
investment
income
    of $0                    ==============      ============
and
$320,489,
respectively)


*A summary of capital share transactions follows:


                       January 1                            January 1

                           to                                   to

                         December                            December 31,
                         31, 1997                            1996
            ------------ ---- ------------      -------------- ---- ------------
               Shares            Value              Shares              Value
            ------------      ------------      --------------      ------------
Shares          208,557        $2,162,409           1,869,911        $20,499,176
sold
Shares

Shares
reinvested
 from
Distributions    39,686           392,896              94,981          1,024,842

Shares
 redeemed   (1,616,069)      (16,271,099)         (1,037,455)       (11,493,671)
            ------------      ------------      --------------      ------------
Net         (1,367,826)      ($13,715,794)            927,437        $10,030,347
increase
(decrease)  ============      ============      ==============      ============

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout each Period

                                                                        March 1*
                                                                           to
                                              Years ended           December 31,
                                       1997      1996      1995          1994

Per Share Operating
  Performance
Net asset value,
   beginning of period               $10.93     $10.60    $9.48           $10.00
Income from investment
   operations-
   Net investment income...            0.61       0.47     0.61             0.70
   Net realized and unrealized
    gain (loss) on investments        (1.27)      0.32     1.06           (0.50)
                                      ------      -----    ----           ------

   Total from investment
      operations.......              (0.66)       0.79      1.67            0.20
                                      -----       -----     -----          -----
Less distributions-
   Distributions from net
    investment income                   -         (0.40)     (0.55)       (0.70)
   Distributions from realized
    gains on investments               (0.38)      (0.06)
   Distributions in excess of
   net investment income                    -         -                   (0.02)

   Total distributions               (0.38)      (0.46)    (0.55)         (0.72)

Net asset value, end of period       $9.89      $10.93    $10.60           $9.48

Total Return                        (6.04)%      7.51%    17.60%           1.98%

Ratios/Supplemental Data
Net assets, end of period(000)    $10,793      $26,879   $16,253         $10,235
Ratio to average net assets-(A)
  Expenses (B)....................  1.60%        1.84%     1.76%         1.35%**
  Expense ratio-net (C)..........   1.40%        1.52%     1.35%         1.35%**
  Net investment income ...... ...  5.92%        4.78%     5.38%         3.99%**
Portfolio turnover rate.......      0.00%       19.89%    18.63%          19.00%


* Commencement of Operations was March 1, 1994.
** Annualized


(A)Management fee waivers reduced the expense ratios and increased the ratios of net investment income by 0.60% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B)Expense ratio has been increased to include additional custodian fees that were offset by custodian fee credits, prior to 1995 custodian fee credits reduced the expense ratio.

(C)Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Bond Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in February, 1994 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to maximize total return from capital growth and income by investing in a continuously managed portfolio consisting primarily of high-grade international bonds.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security  Transactions.  Security  transactions  are accounted
for  on  the  trade  date.   The  cost  of  securities   sold  is
determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-seven (57) months.

G.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1997, a reimbursement of $113,099 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $59,783 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum annual fee of
$42,500.                 .

Fund Services,  Inc.  ("FSI") is the Fund's Transfer and Dividend
Disbursing Agent. FSI received $18,855 for its services for the year ended December 31, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $0 and $12,490,462 respectively. The Custodian has provided credits in the amount of $38,700 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public
Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel International Bond Fund, a series of Vontobel Funds, Incorporated, including the schedule of portfolio investments as of December 31, 1997, the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period March 1, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

                               [GRAPH GOES HERE]

                    EMERGING MARKETS              MS EMERGING
                    EQUITY FUND                   MARKETS INDEX

09/01/97                $10,000.00                $10,000.00
12/31/97                $ 9,420.00                $ 7,664.82

           VONTOBEL EMERGING MARKETS EQUITY FUND - ANNUAL REPORT 1997


Dear Shareholder:

At December 31, 1997 the fund's closing Net Asset Value stood at $9.42 and net assets totaled $3,600,542. For the four-month period since its inception on September 1, 1997 through year end, the fund produced a total return of -5.8%. For the fourth quarter, the fund produced a total return of -8.9%, vs. the
-17.7% total return of the fund's benchmark, Morgan Stanley Capital International's Emerging Markets Free Index (EMF), and the average -16.9% total return of the 148 emerging markets equity funds tracked by Lipper Analytical Services. The fund made no year-end distributions of income and capital gains.

This time the crisis in emerging markets was triggered not by overvalued currencies but by a huge debt build-up in Asia that had a spillover effect on global foreign exchange markets. On average the region's currencies fell about 50% last year, and were still setting record lows into the new year. A year ago we had slashed our allocation to the emerging Asian markets in our international equity portfolios due to 1) high valuations relative to price-to-cash flow and debt-to-equity ratios, and 2) our growing perception that Asian companies were feeling the strain of severe competitive pressures. Not much good news has come out of Asia since, whether it be ill winds out of Borneo, avian flu, record currency declines or political stonewalling. So, when we launched Vontobel Emerging Markets Equity Fund in September, we allocated only 14% to the region.

Our portfolio allocation at year end reflects our level of conviction in terms of current valuation risks:

MSCI EMF
(at 1.9.98)*

Latin America 37% 41%
EMEA (Europe, Middle East, Africa) 32% 31%
Asia 14% 28%
Cash 17%

*Source: Morgan Stanley Capital International


Latin America: The economic and financial crisis in Asia has led to a renewed focus on currency risk and systematic risk in Latin America's banking systems, and have helped to accelerate structural reforms. Brazil has implemented long-awaited administrative reforms and Argentina has made fiscal adjustments to reduce the risk of rising deficits. The average maturity profile for credits in Latin America has improved since the end of 1996. Foreign direct investment continues to be strong on a y-o-y basis, which is relevant for capital accounts. In contrast to Asia, exports are growing at a strong 16% rate. In terms of absolute market valuation the region remains fairly attractive. On average our holdings have a P/E of 12.5x with growth rates exceeding 16%. From an enterprise value standpoint, 40% of our holdings in Latin America trade at below 5x. With greater risk controls in place, Latin America seems to have avoided the spillover effect from the Asian crisis both from an economic and financial standpoint. We are maintaining our exposure to the region at a market weight and are projecting an expected return of about 10-12% for the six-month period ending June 1998.

Europe, Middle East, Africa (EMEA): We are maintaining an overweight in both Greece and Turkey, for a combined 10% weighting vs. the benchmark at 5%. Both markets are trading at single-digit P/E's. Our exposure to Eastern Europe is concentrated in Hungary. We added three positions in South Africa and now have close to a full market weight (11%). Our major exposure in this market is to financial services companies that are well financed and that have a strong core earnings structure; we have no exposure to the negative trends of commodity-linked companies like gold mines.

Asia: Symptoms of economic distress are being magnified by rising political uncertainty. According to some critics, the International Monetary Fund's medicine cabinet may be short on tiger balm. In particular, the IMF has drawn heat for its advocacy of high interest rates, which will slow investments, consumption and capital flows. This will result in higher current account deficits and increase the cost in domestic currency of corporate debt service. Asia will have to trade at a discount to Latin America before it reattracts capital inflows. For now, most of our valuation ratios, like P/E, P/B and P/CF, give us no clear indication of the risk of further deterioration in earnings profiles within Asia. As the crisis continues to unfold, we are maintaining our underweight in the region, although we've altered the country allocation somewhat. We reduced our weighting in Korea in favor of establishing a more sizeable presence in India, nearly 4% vs. the EMF at 6%. We also took a position in the Taiwan market by purchasing Yageo, a manufacturer of resistors used in both the low- and high-end electronics industries. It was a great opportunity for a company with a single-digit P/E multiple, a P/CF of 6x, and little debt. We think this company will be unaffected by a cutback in demand from semiconductor companies in Korea.

The fund trades at about 14x P/E with an average EPS growth profile of 20%. Developing countries as a whole are slowly becoming market-based economies. Company failures will inevitably result, but equity investors will benefit from increased efficiency and transparency. We are sticking with companies that have low gearings (debt to equity less than 0.5), that generate strong cash flow on a year-over-year basis, and that have strong leadership in their industries. We remain cautious and have targeted an expected return range of 15-24% in U.S. dollars over the next twelve months.

Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
February 9, 1998

[GRAPH GOES HERE]


                      VONTOBEL EMERGING MARKETS EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1997

Number of                                                                 Market
Shares       Description                                                   Value
---------  --------------------------------------                ---------------

             COMMON STOCKS AND WARRANTS:          82.96%



             Egypt                          1.40%
     2,400   Commercial International Bank GDR (Banking)                 $50,220
                                                                 ---------------


             Greece                         4.22%
     1,200   Alpha Credit Bank (Banking)                                  70,053
     4,000   Hellenic Telecommunications Organization S.A.                81,993
             (Telephone - Integrated)                            ---------------
                                                                         152,046
                                                                 ---------------

             Hungary                        2.00%
       100   Gedeon Richter Ltd GDR (Pharmaceutical)                      11,300
     3,000   Graboplast Rt GDR (Manufacturing)                            27,000
     1,400   Mol Magyar Olay GDR (Oil & Gas)                              33,600
                                                                 ---------------
                                                                          71,900
                                                                 ---------------

             Israel                                  2.22%
     1,100   ECI Telecommunications (Telecommunication                    28,050
             Equipment)
    1,100   Teva Pharmaceutical Ind Sponsored ADR                         52,044
             (Medical-Drugs)
                                                                 ---------------
                                                                          80,094
                                                                 ---------------

             Poland                                      0.47%
     1,500   Prokom Software SA GDR  * (Technology-Software)              16,845
                                                                 ---------------

             Portugal                                    4.46%
     1,600   Portugal Telecom S.A. Sponsored ADR (Telephone               75,200
             - Integrated)
       800   Telecel Comuni Pessoais S.A. (Telecom -                      85,239
             Cellular)
                                                                 ---------------
                                                                         160,439
                                                                 ---------------

             South Africa                                  11.45%
    20,697   Dimension Data Holdings Ltd. (Computers -                    89,312
             Integrated)
     2,000   Liberty Life Association of Africa (Insurance)               51,372
     9,300   NBS Boland Group Ltd (Financial)                             23,028
     2,500   Nedcor Ltd (Financial)                                       55,481
    30,000   Orion Selections Ltd  (Financial)                            64,728
    12,500   Primedia Limited N Shares (Media)                            60,362
     6,500   Sasol Ltd (Diversified)                                      68,119
                                                                 ---------------
                                                                         412,402
                                                                 ---------------

             Turkey                                         5.91%
   845,000   Akbank (Banking)                                             74,409
    44,000   Ford Otomotiv Sanayi A S (Automobile)                        36,622
 2,670,000   Yapi Ve Kredi Bankasi (Banking)                             101,776
                                                                 ---------------
                                                                         212,807
                                                                 ---------------

             India                                          3.79%
     3,000   India Tobacco Ltd GDR (Tobacco)                              60,300
     2,650   State Bank of India GDR (Financial)                          48,230
     2,000   Videsh Sanchar Nigam GDR (Telecommunications)                28,050
                                                                 ---------------
                                                                         136,580
                                                                 ---------------

             Indonesia                         0.94%
    12,000   PT Gudang Garam (Tobacco)                                    18,273
     1,400   Telekomunikasi Indonesia ADR                                 15,487
             (Telephone-Integrated)                              ---------------
                                                                         33,760
                                                                 ---------------

             Korea                                                   0.44%
     2,400   Korea Fund (Other)                                           15,900
                                                                 ---------------

             Malaysia                                                5.77%
    50,000   Telekom Malaysia (Telecommunications)                      147,834
    12,000   Webs Index Fund Inc.,  Malaysia (Other)                     60,000
                                                                 ---------------
                                                                         207,834
                                                                 ---------------

             Taiwan                                           3.19%
    10,000   Yageo Corporation GDR  * (Electronic Components)            115,000
                                                                ---------------

             Argentina                                               4.80%
       700   Disco SA Sponsored ADR * (Food-Retail)                       31,150
     3,800   Perez Companc SA Sponsored ADR (Diversified)                 52,725
     2,600   YPF SA Sponsored ADR (Oil & Gas)                             88,887
                                                                 ---------------
                                                                         172,762
                                                                 ---------------
             Brazil                                            16.01%
     8,000   Companhia Cervejaria Sponsored ADR (Beverage)               113,500
     1,300   Companhia Energetica Sponsored ADR                           58,500
             (Utility-Electric)
 100,000   Itaubanco Pfd Regd (Banking)                                   53,761
     4,000   Petrobras Sponsored ADR (Oil & Gas)                          94,500
     2,200   Telebras Sponsored ADR (Telephone-Integrated)               256,162
                                                                 ---------------
                                                                         576,423
                                                                 ---------------

             Chile                                              3.76%
     1,500   Banco de Edward-Sponsored ADR (Banking)                      25,500
     1,500   Chilectra SA Sponsored ADR (Utility)                         38,985
       900   Compania de Tele de Chile Sponsored ADR                      26,887
             (Telecommunications)
   1,000   Soc Quinica Y Min de Chile ADR                                 44,000
             (Chemicals-Diversified)                             ---------------
                                                                         135,372
                                                                 ---------------

             Mexico                                                  7.92%
     5,000   Alfa S.A.- A (Diversified)                            33,889
     7,000   Grupo Modelo SA Series C (Brewery)                    58,807
     1,200   Kimberly Clark de Mexico ADR                          27,600
             (Manufacturing-Paper & Paper Products)
     1,000   Panamerican Beverages Cl A (Beverages)                32,625
       700   Telefonos de Mexico ADR (Telephone-Integrated)        39,244
     4,300   Tubos de Acero de Mexico ADR *                        92,988
             (Manufacturing-Steel)
                                                                ---------------
                                                                        285,153
                                                                ---------------

             Peru                                                    2.59%
     4,000   Telefonica Del Peru SA B ADR                                93,250
             (Telephone-Integrated)                              ---------------

             Venezuela                                               1.62%
     1,400   Cia Anonima Tel De Ven Sponsored ADR                        58,275
             (Telephone-Integrated)
                                                                 ---------------

             TOTAL INVESTMENTS:
             (Cost:  $3,094,486)**               82.96%        2,987,062
             Other assets, net                   17.04%          613,480
                                           ------------ ---------------
             NET ASSETS                         100.00%       $3,600,542
                                          ============ ===============

* Non-income  producing
** Cost for Federal income purposes is $3,094,486 and consists of:

             Gross unrealized appreciation                        $190,818
             Gross unrealized depreciation                       (298,242)
                                                              ------------
             Net unrealized depreciation                        ($107,424)
                                                              ============

ADR-Security represented is held by the custodian bank in the form of American Depository Receipts GDR-Security represented is held by the custodian bank in the form of Global Depository Receipts

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS
 Investments
at value
(identified
   cost of                                                            $2,987,062
$3,094,486)(Notes
1 & 3)

Cash                       686,284
(including
foreign
currencies)
Dividends                   $3,680
receivable
 Other assets               65,136
                  ----------------
    TOTAL                3,742,162
ASSETS
                  ----------------

LIABILITIES
  Payable                  141,350
for
securities
purchased
Accrued                        270
expenses
                  ----------------
   TOTAL                   141,620
LIABILITIES
                  ----------------
NET ASSETS              $3,600,542
                  ================
NET ASSET
VALUE,
OFFERING
     AND
REDEMPTION
PRICE PER
SHARE
($3,600,542                  $9.42
/ 382,220
shares
outstanding)
                  ================


At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in                                                           $3,815,208
capital
  Net
unrealized
loss on
investments
   and                                                                 (107,462)
currency
transactions                                                           (107,204)
Accumulated
loss on
investments
                                                               ----------------
  Net Assets                                                          $3,600,542
                                                                ================

See Notes to Financial Statements

Statement of Operations
September 1, * to December 31, 1997

INVESTMENT INCOME
Income:
 Dividend (Net of foreign tax withheld of                                $9,209
$346)
                                                                   ------------


Expenses:
 Investment management fees (Note 2)              14,720
Custodian and accounting fees (Note 3)            10,781
 Transfer agent fees (Note 2)                      3,128
 Recordkeeping and administrative services         7,618
(Note 2)
 Filing fees and registration (Note 2)             2,467
 Shareholder servicing and reports (Note 2)        3,490
 Other                                               931
                                            ------------
  Total expenses                                                         43,135
  Reimbursement by manager                                               18,048
  Custodian fee waiver                                                   30,251
                                                                   ------------
  Expenses, net                                                          25,898
                                                                   ------------
 Net investment loss                                                   (16,689)
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized loss on investments                                    (107,204)
  Net realized loss on foreign currencies                                31,025
conversions
  Net increase in unrealized depreciation
   on investments and foreign currencies                              (107,462)
                                                                   ------------
  Net loss on investments                                            ($216,409)
                                                                   ------------
  Net decrease in net assets
    resulting from operations                                        ($233,098)

                                                                  ============
* Commencement of operations

See Notes to Financial Statements

Statement of Changes in Net Assets


                                              September 1, * to
                                                December 31
                                                   1997
                                             ----------------
OPERATIONS
 Net investment loss                                 ($16,689)
 Net realized loss
     on investments and
     foreign currencies                              (108,947)
 Net unrealized depreciation
     of investments and                              (107,462)
currencies
                                             ----------------
 Net decrease in net  assets                         (233,098)
resulting from operations

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets
     resulting from capital
     share transactions**                            3,833,640
                                             ----------------
 Net increase in net assets                          3,600,542
 Net assets at beginning of                                  0
period
                                             ----------------
NET ASSETS at the end
     of the period                                  $3,600,542
                                             ================


**A summary of capital share
transactions follows:

                                              September 1, * to
                                                December 31, 1997
                                         ----------------  ----------


                                   Shares                        Value
                                 -----------                   ----------
Shares sold                          406,059                   $4,075,864
Shares redeemed                     (23,839)                    (242,224)
                                 -----------                   ----------
Net increase                         382,220                   $3,833,640
                                 ===========                   ==========

*  Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout The Period
----------------------           ----------------------------

                                                                  September 1, *
                                                                              to
                                                               December 31, 1997
                                                                ----------------
Per Share Operating
  Performance
Net asset
value,
   beginning                                                             $10.00
of period
                                                                ----------------
Income from
investment

operations-
   Net                                                                      0.16
investment
loss
   Net
realized and
unrealized
    loss on                                                                 1.51
investments
                                                                ----------------
    Total
from
investment
                                                                          (0.58)
operations
                                                                ----------------
Net asset                                                                  $9.42
value, end
of period
                                                                ================

Total Return                                                               5.80%
Ratios/Supplemental
Data
Net assets,                                                               $3,601
end of
period
(000's)
Ratio to
average net
assets- (A)
  Expenses                                                              2.41% **
(B)
                                                                        2.20% **
Expenses-net
(C)
  Net                                                                 (1.42%) **
investment
loss
Portfolio                                                                 16.36%
turnover rate
Average                                                                  $0.0145
commission
rate paid
per share

(A) Management fee waivers reduced the expense ratio and increased net investment income ratio of 1.25%. (B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

* Commencement of opertions
**Annualized

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Emerging Markets Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in August, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in developing countries around the world.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.
D.    Currency   Translation.   The  market   values  of  foreign
      securities,    currency   holdings,    other   assets   and
      liabilities  initially  expressed in foreign currencies are recorded in the financial  statements after  translation to
      U.S.  dollars based on the exchange rates at the end of the period.  The  cost of such  holdings  is  determined  using
      historical   exchange   rates.   Income  and  expenses  are
      translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $11,074 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $42,500.

Fund Services,  Inc.  ("FSI") is the Fund's Transfer and Dividend
Disbursing Agent. FSI received $3,128 for its services for the period ending December 31, 1997.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $3,653,756 and $452,066, respectively. The custodian has provided credits in the amount of $2,517 against custodian and accounting charges based on credits on uninvested cash balances of the Fund .

Report of Independent Certified Public
Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Emerging Markets Equity Fund, a series of Vontobel Funds, Incorporated,including the schedule of portfolio investments as of December 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Emerging Markets Equity Fund as of December 31,1997, the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

                               [GRAPH GOES HERE]

                         EASTERN EUROPEAN
                         DEBT FUND                DB-EEE-IG

09/01/97                 $10,000.00               $10,000.00
12/31/97                 $ 9,944.00               $10,430.00

           VONTOBEL EASTERN EUROPEAN DEBT FUND - ANNUAL REPORT 1997


Dear Shareholder:

At December 31, 1997 the fund's closing Net Asset Value stood at $9.70 and net assets totaled $14,437,925. For the four-month period since its inception on September 1, 1997 through year end, the fund posted a small loss of -0.6%. On December 12 the fund paid a per share distribution of $0.24 in income to shareholders of record as of December 5.

The fund was launched during a tumultuous period in global securities markets. In reaction to the economic and financial crisis in Asia, investors bolted out of Eastern European equity and debt markets, paying no heed to the differing fundamentals between the regions. In Eastern Europe the transition process is in its infancy, whereas in Asia the process in some countries is almost completed. Current account deficits in Eastern Europe are mainly the result of capital investments required by the transition process to a free market economy, and not runaway consumption in the private sector as in Asia. Lastly, currencies in Eastern Europe are not pegged at unrealistically high exchange rates to the US dollar, as has been the case in Asia. Instead, the region's currencies are adjusted in line with their inflation differentials against a trade-weighted basket of currencies including the dollar. Overall, the macroeconomic picture in Eastern Europe remains positive, which we expect to see confirmed in improving inflation and current account figures in the months ahead. We anticipate that investors will soon begin to differentiate among the emerging markets, instead of lumping them together in an unvariegated mass, and that fund flows will find their way back to these markets, lured by their strengthening fundamentals and excellent long-term growth prospects.

The biggest price drops were suffered in US dollar- and D-mark denominated bonds issued by Eastern European issuers. Local currency issues, on the other hand, were scarcely affected by the developments in the emerging market debt universe. The participation of foreign investors in most of the Eastern European bond/debt markets is quite small, with the exception of Russia and Ukraine; in Russia foreigners hold more than 30% of the $50 billion market in Russian GKO's (T-bills). In Poland and Hungary, on the other hand, foreigners hold only about 10% the debt market. Generally speaking, Eastern European debt markets are dominated by local insurance companies and, to a lesser extent, domestic pension funds. Because domestic players were not forced to sell when the Asian flu infected world markets, Eastern European markets held up quite well. The main exception was Russia, where ruble-denominated bonds were badly hit as a result of rate hikes by the central bank. The rate increases were a necessary defensive move to protect the currency, which came under pressure after foreign investors began to sell both their equity and debt holdings.

Given that market and currency allocation are the principal drivers of bond market returns, the fund's relatively good performance can be attributed to its concentration in local currency government debt and lack of exposure to the Russian market. Our year-end allocation was as follows:

                                 Local Currency
                                    % of Fund                 Yields
         Czech crown           19.6%                          14.9%
         Hungarian forint            23.2%                    18.6%
         Polish zloty                36.0%                    22.5%
         Slovak koruna            1.9%                        30.0%
         Cash                        19.3%

Looking forward, the fund will remain heavily invested in Polish and Hungarian bonds, largely based on the improving inflation outlook in both countries. We started the fourth quarter with a 35% cash position, almost half of which we put to work by increasing our weightings in the Czech Republic and Poland. After the rise in yields following the debacle in Asia, the Czech bond market has become more attractive despite the political uncertainty preceding the general elections to be held in June. When the political picture becomes clearer, we intend to put more funds to work in the Czech market, while maintaining a lower weighting than in Hungary and Poland.

With regard to Russia, we now have put in place the custody and settlement arrangements to invest in Russian T-bills issued in rubles. However, we believe the credit quality of Russian sovereign debt does not, for the time being, justify even a small weighting (keeping in mind that our investment policy is to invest principally in debt instruments that bear the rating of BBB or better by S&P or Baa or higher by Moody's).

The majority of the fund's holdings are investment-grade instruments issued by governments and supranational entities, such as the European Bank for Reconstruction and Development, and none is rated below A- (S&P). In view of the benign inflation outlook, nominal as well as real yields of Eastern European debt instruments are quite attractive. We believe this sector of the international bond market is of interest for long-term investors looking for high interest income and added international diversification.

Volker Wehrle
Fund Manager
February 9, 1998

[GRAPH GOES HERE]

                       Vontobel Eastern European Debt Fund
                        Schedule of Portfolio Investments
                                December 31, 1997

  Principal                                                       Market
   Amount*      Security Description                               Value
------------    ------------------------- ---------           ------------
                         BONDS:

                 CZECH CROWN:                            19.63%

   14,000,000    Bayerische Vereinsbk                     $      377,667
                 10.625%  10 Feb 1999
                 Corporate Bond

   24,000,000    Czech Republic  12.2%                           642,225
                 15 Aug 2002
                 Government Bond

   14,000,000    Deutsche Bank Finance                           369,369
                 NV  10.5%  21 Jan 2000
                 Corporate Bond

   14,500,000    European Investment Bank                        380,465
                 11.0%  10 Oct 2001
                 Supranational Bond

   20,000,000    ING Verzekering                                 523,622
                 10.625%  20 Jan 2000
                 Corporate Bond

   20,000,000    SBC Jersey  10.625%  28                         540,103
                 Jan 1999
                 Corporate Bond
                                                            ------------
                                                               2,833,451
                                                            ------------
                 HUNGARY FORINTS:                        23.19%

  300,000,000    Government of Hungary                          1,441,357
                 16.5%  24 Jul 1999
                 Government Bond

  125,000,000    Government of Hungary                            637,959
                 21.0%  24 Oct 1999
                 Government Bond

  135,000,000    Government of Hungary                            638,101
                 16.0%  12 May 2000
                 Government Bond

  140,000,000    Government of Hungary                            630,416
                 14.0%  24 Jun 2002
                 Government Bond
                                                             ------------
                                                                3,347,833
                                                             ------------
                 POLISH ZLOTY:                           35.98%

    2,100,000    Republic of Austria                        564,468
                 19.25%  11 Jun 1999
                 Government Bond

    2,200,000    International Bank for                     592,908
                 Recon & Dev  19.5%  17
                 Jun 1999
                 Supranational Bond

    1,600,000    International Finance                      338,156
                 Company  0%  28 May 1999
                 Supranational Bond

    7,000,000    Government of Poland                     1,727,660
                 15.0%  12 Oct 1999
                 Government Bond

    4,000,000    Government of Poland                       876,596
                 12.0%  12 Jun 2001
                 Government Bond

    5,000,000    Poland Treasury Bond                     1,095,745
                 12.0%  12 Oct 2001
                 Government Bond
                                                       ------------
                                                          5,195,533
                                                      ------------
                 SLOVAKIA KORUNA:                         1.86%

   10,000,000    International Finance                       269,137
                 Corporation  13.625%  7
                 May 1998
                 Supranational Bond                      ------------

                 Total Bonds:
                 (Cost:  $12,162,957)                      11,645,954




                 TOTAL INVESTMENTS:
                 (Cost:  $12,162,957)**    80.66%             11,645,954
                 Other Assets, net         19.34%              2,791,971
                                          --------          ------------
                 NET ASSETS               100.00%            $14,437,925
                                        =========           ============

* Stated in local currencies
**Cost for Federal income tax purposes is $12,162,957 and net unrealized depreciation consists of :

              Gross                                                $     3,931
              unrealized
              appreciation
              Gross                                                    (520,934)
              unrealized
              depreciation
                                                                       ---------
              Net                                                    $ (517,003)
              unrealized
              depreciation
                                                                       =========

                     Forward Currency Contracts Outstanding
                           December 31, 1997


                  Face Value       Contract          Delivery     Appreciation
                (U.S.             Price               Date         Depreciation
                 Dollar)
            ----------------------- ---------      ---------          ---------
Deutsche Mark      92,158             164.625    01/14/98             32,155
                                                                   =============



See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS

Investments
at value
(identified
cost of           $11,645,954
$12,162,957
(Notes 1
& 3)

Cash                1,877,769
(including
foreign
currencies)
Forward
currency
contracts
receivable
  at                          91,545
market
value -
cost
$92,158
Receivables:
  Capital                      20,000
stock sold
  Forward                      92,158
currency
contracts
closed
  Interest                     770,903
                              -----------                   883,061
Other                                                        66,289
assets                                                   --------------
           TOTAL                                         14,564,618
           ASSETS
                                                          -------------
LIABILITIES
Payables:
  Payable                                                      92,158
for
forward
currency
contracts
  Accrued                                                      19,408
expenses
                                                               15,127
Investment
management
fees
                                                       --------------
           TOTAL                                               126,693
           LIABILITIES                                  --------------
NET ASSETS                                                 $14,437,925
                                                        ==============

NET ASSET
VALUE,
OFFERING
AND
REDEMPTION
 PRICE
PER SHARE
($14,437,925/1,488,541)
 shares                                                              $9.70
outstanding)                                                    ==============



At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in                                          $14,873,074
capital
 Net
unrealized
loss on
investments
and
                                                    (555,735)
currency
transactions

Undistributed
net
investment
  income                                              120,586
                                               --------------
NET ASSETS                                        $14,437,925

                                               ==============
See Notes to Financial Statements

Statement of Operations
September 1* to
December 31, 1997

INVESTMENT
INCOME
Income:
 Interest                                                              $478,719
                                                                    ------------

Expenses:

Investment
management
   fees                                            57,164
(Note 2)
                                                   28,305
Custodian
fees
(Note 3)
 Transfer                                           4,937
agent
fees
(Note 2)

Recordkeeping
and

administrative
                                                    9,839
services
(Note 2)
 Filing
and
                                                    2,093
registration
fees
(Note 2)

Shareholder
servicing
  and                                               4,553
reports
(Note 2)
 Other                                              1,884
                                             ------------
Total                                                                    108,775
expenses
                                                                          24,202
Custodian
fee waiver
                                                                   ------------
Expenses,                                                                100,209
net
                                                                    ------------
 Net                                                                     378,510
investment
income
                                                                    ------------
REALIZED
AND
UNREALIZED
GAIN
(LOSS) ON
INVESTMENTS

  Net
realized
gain on
forward
currency
contracts
     and                                                                  87,300
foreign
currencies
conversions
  Net
decrease
in
unrealized
                                                                       (555,735)
appreciation
on
investments
and
foreign
currencies
                                                                    ------------
  Net                                                                  (468,435)
loss on
investments
                                                                    ------------
  Net
decrease
in net
assets                                                                 ($89,925)
resulting
from
operations
                                                                    ============

*Commencement of operations
See Notes to Financial Statements

Statement of Changes in Net Assets
September 1,* to
December 31, 1997

OPERATIONS
 Net                                                                    $378,510
investment
income
 Net
realized
gain
   on                                                                    87,300
foreign
currency
transactions
 Net
unrealized

depreciation
   of                                                                  (555,735)
investments
and
currencies
  Net                                                              -------------
decrease
in net
   assets
resulting
   from                                                                (89,925)
operations

DISTRIBUTIONS
TO
SHAREHOLDERS
FROM:
  Net                                                                  (345,224)
investment
income
($.24 per
share)


CAPITAL
SHARE
TRANSACTIONS
 Net
increase
in
  net
assets
resulting
  from
capital
share
                                                                      14,873,074
transactions**
 Net                                                             --------------
increase                                                              14,437,925
assets
 Net
assets at
                                                                            -
beginning
of period
                                                                 --------------
NET
ASSETS at
the end
of the
period
                                                                    $14,437,925
(Includes
undistributed
net
investment
income
    of                                                            ==============
$120,586)

*Commencement of operations
**A summary of capital share transactions follows:

                                        September 1,* to
                                        December  31, 1997
                                        ------------ ---- ------------
                                           Shares            Value
                                        ------------      ------------
Shares                                     1,479,779       $14,800,400
sold
Shares

reinvested
 from
                                              31,417           298,459
distributions
Shares
 redeemed                                   (22,655)         (225,785)
                                        ------------      ------------
Net                                        1,488,541       $14,873,074
increase
                                        ============      ============

*Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout the Period

September 1,* to
December 31, 1997

Per Share
Operating

Performance
Net asset
value,

beginning
of
period...
$10.00

------------
Income
from
investment

operations-
   Net
investment
income...
0.26
   Net
realized
and
unrealized
    loss
on
investments
1.73

------------
    Total
from
investment

operations.......
(0.06)

------------

Less
distributions-

Distributions
from net

investment
income
1.81

------------

Net asset
value,
end of
period
$9.70

============
Total
Return
(0.55%)

============
Ratios/Supplemental
Data
Net
assets,
end of
period(000)
$14,438
Ratio to
average
net
assets-


Expenses
(A)....................
2.38% **

Expenses-net
(B).............
2.19% **
  Net
investment
income
 ..........
8.28% **
Portfolio
turnover
rate.......
0.00%


(A)
Expense
ratio has
been
increased
to
include
additional
custodian
fees
which
were
offset by
custodian
fee
credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

* Commencement of operations

**Annualized

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Eastern European Debt Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in August, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S.
dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward currency contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $100 million of average daily net assets.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $14,359 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum annual fee of $42,500.

Fund  Services,  Inc.  ("FSI")  is  the  Fund's  Transfer  and
Dividend   Disbursing  Agent.  FSI  received  $4,937  includes
expense for its services for the year ended December 31, 1997.


To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases of securities other than short-term notes aggregated $12,138,468. The Custodian has provided credits in the amount of $8,566 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public
Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Debt Fund, a series of Vontobel Funds, Incorporated, including the schedule of portfolio investments as of December 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Debt Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

INVESTMENT ADVISOR:
  Vontobel USA Inc.
     450 Park Avenue
     New York, New York 10022

DISTRIBUTOR:
  First Dominion Capital Corp.
     1500 Forest Avenue, Suite 223
     Richmond, VA 23229

INDEPENDENT AUDITORS:
   Tait Weller and Baker
     8 Penn Center Plaza
     Suite 800
     Philadelphia, PA 19103

TRANSFER AGENT:
  Fund Services, Inc.
     1500 Forest Avenue, Suite 111
     Richmond, VA 23229
     (800) 628-4077

MORE INFORMATION:

For 24 hour, 7 days a week price informtion, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free.

NASDAQ SYMBOL:

Vontobel U. S. Value Fund = VUSVX
Vontobel International Equity Fund = VNEPX
Vontobel Eastern European Equity Fund = VEEEX
Vontobel International Bond Fund = VIBDX
Vontobel Eastern European Equity Fund = N/A
Vontobel Emerging Markets Equity Fund = N/A